UST Form 11-MOR (12/01/2021) 1 UNITED STATES BANKRUPTCY COURT DISTRICT OFFOR THE DELAWARE In Re. Amyris, Inc. Debtor(s) § § § § Case No. 23-11131 Lead Case No. 23-11131 Jointly Administered Monthly Operating Report Chapter 11 Reporting Period Ended: 12/31/2023 Petition Date: 08/09/2023 Months Pending: 5 Industry Classification: 3 2 5 4 Reporting Method: Accrual Basis Cash Basis Debtor's Full-Time Employees (current): 388 Debtor's Full-Time Employees (as of date of order for relief): 449 Supporting Documentation (check all that are attached): (For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor) Statement of cash receipts and disbursements Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit Statement of operations (profit or loss statement) Accounts receivable aging Postpetition liabilities aging Statement of capital assets Schedule of payments to professionals Schedule of payments to insiders All bank statements and bank reconciliations for the reporting period Description of the assets sold or transferred and the terms of the sale or transfer Signature of Responsible Party Printed Name of Responsible Party Date Address /s/ James E. O'Neill 02/27/2024 James E. O'Neill 919 N. Market Street, 17th Flr., Wilmington, DE 19801 STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies. Case 23-11131-TMH Doc 1287 Filed 02/27/24 Page 1 of 12

UST Form 11-MOR (12/01/2021) 2 Debtor's Name Amyris, Inc. Case No. 23-11131 Part 1: Cash Receipts and Disbursements Current Month Cumulative a. Cash balance beginning of month $17,551,405 b. Total receipts (net of transfers between accounts) $28,923,395 $195,758,199 c. Total disbursements (net of transfers between accounts) $29,351,898 $173,529,862 d. Cash balance end of month (a+b-c) $17,122,902 e. Disbursements made by third party for the benefit of the estate $0 $0 f. Total disbursements for quarterly fee calculation (c+e) $29,351,898 $173,529,862 Part 2: Asset and Liability Status Current Month (Not generally applicable to Individual Debtors. See Instructions.) a. Accounts receivable (total net of allowance) $8,739,208 b. Accounts receivable over 90 days outstanding (net of allowance) $631,492 c. Inventory ( (attach explanation))Book Market Other $16,385,987 d Total current assets $140,225,486 e. Total assets $782,600,454 f. Postpetition payables (excluding taxes) $194,590,348 g. Postpetition payables past due (excluding taxes) $1,014,532 h. Postpetition taxes payable $0 i. Postpetition taxes past due $0 j. Total postpetition debt (f+h) $194,590,348 k. Prepetition secured debt $387,943,927 l. Prepetition priority debt $83,846 m. Prepetition unsecured debt $749,464,430 n. Total liabilities (debt) (j+k+l+m) $1,332,082,551 o. Ending equity/net worth (e-n) $-549,482,097 Part 3: Assets Sold or Transferred Current Month Cumulative a. Total cash sales price for assets sold/transferred outside the ordinary course of business $23,000,000 $24,576,753 b. Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business $0 $45,789 c. Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b) $23,000,000 $24,530,964 Part 4: Income Statement (Statement of Operations) Current Month Cumulative (Not generally applicable to Individual Debtors. See Instructions.) a. Gross income/sales (net of returns and allowances) $3,421,907 b. Cost of goods sold (inclusive of depreciation, if applicable) $3,627,402 c. Gross profit (a-b) $-205,495 d. Selling expenses $8,592,097 e. General and administrative expenses $1,183,601 f. Other expenses $38,504,986 g. Depreciation and/or amortization (not included in 4b) $15,375,312 h. Interest $2,681,732 i. Taxes (local, state, and federal) $619,586 j. Reorganization items $0 k. Profit (loss) $-67,162,808 $-234,530,593 Case 23-11131-TMH Doc 1287 Filed 02/27/24 Page 2 of 12

UST Form 11-MOR (12/01/2021) 3 Debtor's Name Amyris, Inc. Case No. 23-11131 Part 5: Professional Fees and Expenses Approved Current Month Approved Cumulative Paid Current Month Paid Cumulative a. Debtor's professional fees & expenses (bankruptcy) Aggregate Total $8,534,500 $11,834,046 $8,534,500 $11,834,046 Itemized Breakdown by Firm Firm Name Role i Intrepid Investment Bankers Financial Professional $150,000 $750,000 $150,000 $750,000 ii KTBS Law LLP Special Counsel $0 $678,799 $0 $678,799 iii Paul Hastings Special Counsel $0 $518,836 $0 $518,836 iv BRG Financial Professional $0 $231,164 $0 $231,164 v White & Case LLP Special Counsel $1,455,149 $2,550,290 $1,455,149 $2,550,290 vi Potter Anderson & Corroon LL Special Counsel $92,659 $210,119 $92,659 $210,119 vii Shearman & Sterling LLP Special Counsel $106,712 $164,858 $106,712 $164,858 viii PSZJ LLP Lead Counsel $1,819,435 $1,819,435 $1,819,435 $1,819,435 ix Ankura Consulting Group LLC Financial Professional $366,399 $366,399 $366,399 $366,399 x PwC US Business Advisory LL Financial Professional $3,109,129 $3,109,129 $3,109,129 $3,109,129 xi FTI Consulting Financial Professional $977,907 $977,907 $977,907 $977,907 xii Gordon Rees Scully MansukhanSpecial Counsel $457,110 $457,110 $457,110 $457,110 xiii xiv xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi Case 23-11131-TMH Doc 1287 Filed 02/27/24 Page 3 of 12

UST Form 11-MOR (12/01/2021) 4 Debtor's Name Amyris, Inc. Case No. 23-11131 xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii Case 23-11131-TMH Doc 1287 Filed 02/27/24 Page 4 of 12

UST Form 11-MOR (12/01/2021) 5 Debtor's Name Amyris, Inc. Case No. 23-11131 lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii xcix c ci Approved Current Month Approved Cumulative Paid Current Month Paid Cumulative b. Debtor's professional fees & expenses (nonbankruptcy) Aggregate Total $134,585 $817,731 $134,585 $817,731 Itemized Breakdown by Firm Firm Name Role i Patentree, Lda Special Counsel $0 $2,047 $0 $2,047 ii RinLaures LLC Special Counsel $0 $21,430 $0 $21,430 iii Daijogo & Perdersen, LLP Special Counsel $2,825 $6,841 $2,825 $6,841 iv Deloitte Tax LLP Special Counsel $0 $120,008 $0 $120,008 v CFGI Holdings, LLC Financial Professional $0 $349,773 $0 $349,773 vi Clark & Ebling LLP Special Counsel $0 $50,000 $0 $50,000 vii Fish & Richardson P.C. Special Counsel $32,319 $137,440 $32,319 $137,440 viii Mewburn Ellis LLP Special Counsel $0 $633 $0 $633 ix Morgan Lewis & Bockius LLP Special Counsel $332 $649 $332 $649 x Squire Patton Boggs (US) LLP Special Counsel $41,373 $71,174 $41,373 $71,174 xi Gibson, Dunn & Crutcher LLP Special Counsel $24,835 $24,835 $24,835 $24,835 xii Dentons LLP Special Counsel $24,442 $24,442 $24,442 $24,442 xiii Kilpatrick Townsend & StocktoSpecial Counsel $7,066 $7,066 $7,066 $7,066 xiv Keller & Heckman, LLP Special Counsel $1,393 $1,393 $1,393 $1,393 Case 23-11131-TMH Doc 1287 Filed 02/27/24 Page 5 of 12

UST Form 11-MOR (12/01/2021) 6 Debtor's Name Amyris, Inc. Case No. 23-11131 xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi Case 23-11131-TMH Doc 1287 Filed 02/27/24 Page 6 of 12

UST Form 11-MOR (12/01/2021) 7 Debtor's Name Amyris, Inc. Case No. 23-11131 lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii Case 23-11131-TMH Doc 1287 Filed 02/27/24 Page 7 of 12

UST Form 11-MOR (12/01/2021) 8 Debtor's Name Amyris, Inc. Case No. 23-11131 xcix c c. All professional fees and expenses (debtor & committees) $8,669,085 $12,651,777 $8,669,085 $12,651,777 Part 6: Postpetition Taxes Current Month Cumulative a. Postpetition income taxes accrued (local, state, and federal) $0 $0 b. Postpetition income taxes paid (local, state, and federal) $0 $0 c. Postpetition employer payroll taxes accrued $0 $340,382 d. Postpetition employer payroll taxes paid $40,000 $1,214,013 e. Postpetition property taxes paid $0 $0 f. Postpetition other taxes accrued (local, state, and federal) $0 $0 g. Postpetition other taxes paid (local, state, and federal) $619,586 $1,243,444 Part 7: Questionnaire - During this reporting period: a. Were any payments made on prepetition debt? (if yes, see Instructions) Yes No b. Yes NoWere any payments made outside the ordinary course of business without court approval? (if yes, see Instructions) c. Yes NoWere any payments made to or on behalf of insiders? d. Yes NoAre you current on postpetition tax return filings? e. Yes NoAre you current on postpetition estimated tax payments? f. Were all trust fund taxes remitted on a current basis? Yes No g. Yes NoWas there any postpetition borrowing, other than trade credit? (if yes, see Instructions) h. Were all payments made to or on behalf of professionals approved by the court? Yes No N/A i. Do you have: Worker's compensation insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) Casualty/property insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) General liability insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) j. Has a plan of reorganization been filed with the court? Yes No k. Has a disclosure statement been filed with the court? Yes No l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930? Yes No Case 23-11131-TMH Doc 1287 Filed 02/27/24 Page 8 of 12

UST Form 11-MOR (12/01/2021) 9 Debtor's Name Amyris, Inc. Case No. 23-11131 Part 8: Individual Chapter 11 Debtors (Only) a. Gross income (receipts) from salary and wages $0 b. Gross income (receipts) from self-employment $0 c. Gross income from all other sources $0 d. Total income in the reporting period (a+b+c) $0 e. Payroll deductions $0 f. Self-employment related expenses $0 g. Living expenses $0 h. All other expenses $0 i. Total expenses in the reporting period (e+f+g+h) $0 j. Difference between total income and total expenses (d-i) $0 k. List the total amount of all postpetition debts that are past due $0 l. Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)? Yes No m. Yes No N/AIf yes, have you made all Domestic Support Obligation payments? Privacy Act Statement 28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F). I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate. /s/ Han Kieftenbeld Signature of Responsible Party Interim CEO and CFO Printed Name of Responsible Party 02/27/2024 DateTitle Han Kieftenbeld Case 23-11131-TMH Doc 1287 Filed 02/27/24 Page 9 of 12

UST Form 11-MOR (12/01/2021) 10 Debtor's Name Amyris, Inc. Case No. 23-11131 PageOnePartOne PageOnePartTwo PageTwoPartOne PageTwoPartTwo Case 23-11131-TMH Doc 1287 Filed 02/27/24 Page 10 of 12

UST Form 11-MOR (12/01/2021) 11 Debtor's Name Amyris, Inc. Case No. 23-11131 Bankruptcy51to100 NonBankruptcy1to50 NonBankruptcy51to100 Bankruptcy1to50 Case 23-11131-TMH Doc 1287 Filed 02/27/24 Page 11 of 12

UST Form 11-MOR (12/01/2021) 12 Debtor's Name Amyris, Inc. Case No. 23-11131 PageFour PageThree Case 23-11131-TMH Doc 1287 Filed 02/27/24 Page 12 of 12

Page 1 of 8 IN THE UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF DELAWARE In re: AMYRIS, INC., et al., Debtors. Chapter 11 Case No. 23-11131 (TMH) (Jointly Administered) MONTHLY OPERATING REPORT NOTES FOR DECEMBER 2023 On August 9, 2023 (the “Original Petition Date”) certain of the Debtors (the “Original Debtors”) filed voluntary petitions for relief under chapter 11 of the Bankruptcy Code with the Bankruptcy Court. On August 21, 2023 (the “Supplemental Petition Date” and, together with the Original Petition Date, as applicable, the “Petition Date”), certain of the Debtors (the “Additional Debtors”) filed voluntary petitions for relief under chapter 11 of the Bankruptcy Code with the Bankruptcy Court. The Debtors are operating their businesses and managing their property as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. On August 11, 2023, an order [Docket No. 50] was entered directing procedural consolidation and joint administration of the Original Debtors’ chapter 11 cases, and on August 23, 2023, an order [Docket No. 125] was entered directing procedural consolidation and joint administration of the Original Debtors’ chapter 11 cases with the Additional Debtors’ chapter 11 cases (collectively, the “Chapter 11 Cases”). Notwithstanding the joint administration of the Debtors’ cases for procedural purposes, each Debtor has filed its own Monthly Operating Report. The information provided herein, except as otherwise noted, is reported as of the applicable Petition Date. The following notes and statements of limitations and disclaimers should be referred to, and referenced in connection with, any review of this Monthly Operating Report (the “MOR”). 1. Introduction. This MOR is unaudited and does not purport to represent financial statements prepared in accordance with accounting principles generally accepted in the United States (“GAAP”), and it is not intended to fully reconcile to the consolidated financial statements prepared by the Debtors. Information contained in this MOR has been derived from the Debtors’ books and records, but does not reflect in all circumstances presentation for GAAP or SEC reporting purposes. Therefore, to comply with their obligations to provide MORs during these chapter 11 cases, the Debtors have prepared this MOR using the best information presently available to them, which has been collected, maintained, and prepared in accordance 1 The Original Debtors are Amyris, Inc., AB Technologies LLC, Amyris Clean Beauty, Inc., Amyris Fuels, LLC, Amyris-Olika, LLC, Aprinnova, LLC, Onda Beauty Inc., and Upland1 LLC. The Additional Debtors are Clean Beauty Collaborative, Inc., Clean Beauty 4U Holdings, LLC, and Clean Beauty 4U LLC. Case 23-11131-TMH Doc 1287-1 Filed 02/27/24 Page 1 of 8

Page 2 of 8 with their historical accounting practices. Accordingly, this MOR is true and accurate to the best of the Debtors’ knowledge, information, and belief, based on currently available data. The results of operations and financial position contained herein are not necessarily indicative of results that may be expected for any period other than the period covered by this MOR, and may not necessarily reflect the Debtors’ future consolidated results of operations and financial position. 2. Reservation of Rights. This MOR is limited in scope, and unless otherwise noted, covers the period beginning on December 1, 2023 and ending December 31, 2023, and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Debtors’ chapter 11 cases. The unaudited financial information has been derived from the Debtors’ books and records. The information presented herein has not been subject to all procedures that typically would be applied to financial information in accordance with U.S. GAAP. Upon the application of such procedures, the Debtors believe that the financial information could be subject to material change. The information furnished in this MOR includes normal recurring adjustments but does not include all of the adjustments that typically would be made for interim financial information presented in accordance with GAAP. Given the complexity of the Debtors’ business, inadvertent errors or omission may occur. Accordingly, the Debtors hereby reserve all of their rights to dispute the nature, validity, status, enforceability, or executory natures of any claim amount, agreement, representation, or other statement set forth in this MOR. Further, the Debtors reserve the right to amend or supplement this MOR, if necessary, but shall be under no obligation to do so. 3. Basis of Presentation. Although the Debtors generally prepare their financial statements on a consolidated basis, the MOR has been prepared on an entity-by- entity basis (excluding most intercompany eliminations). The financial information contained herein is unaudited, limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements for chapter 11 debtors issued by the UST. The amounts reported in this MOR are as of December 31, 2023, the end of the Debtors’ reporting period. This MOR covers the period beginning December 1, 2023 and ending December 30, 2023. 4. Accounting Principles. The Debtors maintain their financial records according to GAAP, however the MOR does not purport to represent financial statements prepared in accordance with GAAP, nor are they intended to be fully reconciled with the financial statements of the Debtors. The Debtors generally prepare financial statements on a consolidated basis. To the extent that there are negative asset balances for an individual Debtor, such as Case 23-11131-TMH Doc 1287-1 Filed 02/27/24 Page 2 of 8

Page 3 of 8 accounts receivable and current assets, they may be due to certain intercompany elimination transactions or adjustments in each specific Debtor's books and records. Not all tax entries for the period have been completed by the time this report was due to be filed. To the extent that there are negative liability balances for an individual Debtor, such as prepetition unsecured liabilities, they are expected to be resolved once all of the relevant tax entries and adjustments have been analyzed and completed. On August 11, 2023 the Bankruptcy Court approved Debtors’ Motion to Approve Debtor In Possession Financing [Docket No. 19] (the “DIP Motion”) on an interim basis [Docket No. 54]. As a result, debtor’s cash position reflects the receipt of $30 million in proceeds under the debtor in possession credit facility authorized by the interim order granting the DIP Motion (the “DIP Facility”) during the month of August. On September 19, 2023, the Court entered the Second Interim Order authorizing the Debtors to obtain Debtor In Possession Financing [Docket No. 322] (the “Second Interim DIP Order”), approving further relief with respect to the DIP Motion on a further interim basis pending a final hearing on the Motion. As a result, the Debtors’ cash position reflects additional receipts totaling $63 million in proceeds under the debtor in possession credit facility authorized by the Second Interim DIP Order during the month of September. On October 16, 2023 the court entered the Final Order authorizing the Debtors to obtain Debt In Possession Financing [Docket No. 558] (the “Final DIP Order”), approving relief with respect to the DIP Motion on a final basis. As a result, the Debtors’ cash position reflects additional receipts totaling $37 million in proceeds under the debtor in possession credit facility authorized by the Final DIP Order during the month of October. During the month of November 2023, the Debtor’s received additional receipts totaling $20 million in proceeds under the debtor in possession credit facility which was authorized by the Final DIP Order during the month of October. Finally, during December 2023, the Debtor received $15 million in secured debt, DIP Financing. The financing is to be utilized for continued operations during and post- emergence of bankruptcy through FY’24. 5. Currency. Unless otherwise indicated, all amounts in the MOR are reflected in U.S. dollars. 6. Consolidated Entity Accounts Payable and Disbursement Systems. Cash is received and disbursed by the Debtors as described in the Motion for Entry of Interim and Final Orders Authorizing the Debtors to (A) Continue Operating Cash Management System, (B) Honor Certain Prepetition Obligations Related Thereto, (C) Maintain Existing Business Forms, and (D) Granting Related Relief [Docket No. 16] (the “Cash Management Motion”) and the Debtors’ receipt and disbursement of cash is consistent with the Debtors’ historical cash management practices. Due to the consolidated cash Case 23-11131-TMH Doc 1287-1 Filed 02/27/24 Page 3 of 8

Page 4 of 8 management reporting system, certain cash payments may be paid out of a legal entity that is different than the legal entity at which the expenses were incurred. Also, certain cash receipts may be received in a different legal entity than the legal entity at which the accounts receivable is recorded. Disbursements attributed to each entity represent the entity on behalf of which payments were made, on a proportional allocated basis, from the consolidated cash management system. 7. Supporting Documentation. At the direction of the U.S. Trustee, the following schedules are attached to the MORs: (i) Statement of Cash Receipts and Disbursements; (ii) Balance Sheet; and (iii) Income Statement (profit or loss statement), (iv) Attestations relating to Bank Statements and Bank Reconciliations, (v) Description of assets sold or transferred, and (vi) Attestations relating to insurance policies. Statement of Cash Receipts and Disbursements. Based on guidance received from the Office of the United States Trustee in connection with the completion of UST Form 11- MOR Part 1, Cash Receipts and Disbursements, reported cash receipts and disbursements should exclude intercompany and debtor-to-debtor transactions. As a result, for those debtors with net intercompany cash outflows or inflows during the reporting period, the ending cash balances reported on Form 11-MOR Part 1 may not match the ending cash balances per the Debtors’ bank statements or the Debtors’ books and records. The Company maintains a separate restricted money market cash account, which, for the purposes of financial reporting is categorized as an “other” asset and not included in the cash balance. Accordingly, the MOR excludes this account and account balance from the beginning Petition Date balance as it relates to Part 1. For additional information on the money market bank account see Attachment 4b to the MOR. Balance Sheet. The amounts reported in this MOR reflect the Debtors financial statements for the period of December 1, 2023 through December 31, 2023. All asset and liability amounts disclosed herein, unless otherwise noted, are stated as of December 31, 2023. The MOR is limited in scope and has been prepared to report only certain amounts from the balance sheet. In addition, certain liabilities such as accruals made by the Debtors may appear on the consolidated balance sheet attachment (Attachment 2), however, are not included in MOR Part 2. Further, a number of legal entities owned and controlled by the company, and the related assets, liabilities and operating results of such entities are excluded from presentation in the balance sheet and MOR as they are Non-Debtor entities. Liabilities Subject to Compromise (“LSTC”): LSTC represent the Debtors’ estimate of prepetition claims to be resolved in connection with the chapter 11 cases. As a result of the chapter 11 filings, the payment of prepetition liabilities are subject to compromise or other treatment under a plan of reorganization. The determination of how such liabilities will ultimately be settled or treated cannot be made until the Court approves a chapter 11 plan of reorganization. Accordingly, the ultimate amount of such liabilities Case 23-11131-TMH Doc 1287-1 Filed 02/27/24 Page 4 of 8

Page 5 of 8 is not determinable at this time. Prepetition liabilities that are subject to compromise under ASC 852 are preliminary and may be subject to, among other things, future adjustments depending on Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, rejection of executory contracts, continued reconciliation or other events. As noted, although the Debtors generally prepare financial statements on a consolidated basis, these MORs are prepared on an entity-by-entity basis. The Debtors maintain separate balance sheets in their books and records for the following entities: Amyris, Inc., Onda Beauty, Inc., Clean Beauty Collaborative, Inc., Clean Beauty 4U LLC, Aprinnova, LLC, Amyris Fuels, LLC, and Amyris Clean Beauty, Inc.. The Debtors, however, do not maintain separate balance sheets in their books and records for the following debtor entities: Upland 1 LLC, Clean Beauty 4U Holdings, LLC, Amyris-Olika, LLC, and AB Technologies. Consequently, the balance sheets included in the MOR for these non- operating Debtor entities reflect no balances. Values in the balance sheet(s) attached hereto represent rounded numbers. Accordingly, subtotals may not agree to the summation of the rounded numbers presented. Case 23-11131-TMH Doc 1287-1 Filed 02/27/24 Page 5 of 8

Page 6 of 8 Income Statement. The amounts reported in this MOR reflect the Debtors financial statements for the period of December 1, 2023 through December 31, 2023. As noted, although the Debtors generally prepare financial statements on a consolidated basis, these MORs are prepared on an entity-by-entity basis. The Debtors maintain separate income statements in their books and records for the following entities: Amyris, Inc., Onda Beauty, Inc., Clean Beauty Collaborative, Inc., Clean Beauty 4U LLC, Aprinnova, LLC, Amyris Fuels, LLC, and Amyris Clean Beauty, Inc.. The Debtors, however, do not maintain separate income statements for the following Debtor entities: Upland 1 LLC, Clean Beauty 4U Holdings, LLC, Amyris-Olika, LLC, and AB Technologies. Consequently, the income statements included in the MOR for these non- operating Debtor entities reflect no income. Part 1, Cash Receipts and Disbursements. Amounts reported for cash receipts and disbursements exclude interbank transfers. Additional information on cash receipts and disbursements is included in Attachment 1. Part 2: Asset and Liability Status. Asset values are reported as of December 31, 2023. Prepetition liabilities reflect liabilities included in Liabilities Subject to Compromise on the Debtors’ balance sheets, as well as other liabilities which may be uncompromised pursuant to the relief granted via the Debtors’ various final first day orders. Prepetition and post-petition balances of uncompromised liabilities are reported to the best of the Debtor’s knowledge. The amounts reported in the accounts receivable over 90 days outstanding (net of allowance) for Aprinnova, LLC include significant receivables from Givaudan International SA. Although the amount of receivables is significant and a large portion of the balance is aged over 90 days, no additional reserve has been recorded relating to this amount. This is due to the nature of the agreement between Aprinnova, LLC and Givaudan and the intent to collect the full balance outstanding. Part 3: Assets Sold or Transferred. The Debtors, on December 28, 2023, closed on the sale of Biossance for a purchase price totaling $20,000,000. The estimated loss on the sale of this business is $8,005,162. The Debtors, on December 29, 2023, closed on the sale of MenoLabs for a purchase price totaling $3,000,000. The estimated loss on the sale of this business is $13,372,100. The Debtors recorded both of these transactions during the monthly close for the period ending December 31, 2023 and thus is reflected on the financial statements submitted herein. Part 4: Income Statement. The amounts reported in Part 4 include the full month of December 1, 2023 through December 31, 2023. Several significant entries recorded in December 2023 impacted the income statement: Case 23-11131-TMH Doc 1287-1 Filed 02/27/24 Page 6 of 8

Page 7 of 8 • Reorganization charges recorded during the month, consisting primarily of: o $28,296,458 of restructuring expense recorded at Amyris, Inc. in relation to Olika goodwill/intangible impairment. o $5,850,230 of restructuring expense at Amyris, Inc. for professional fees relating to the bankruptcy and brand sales. • Loss on sales of assets of $993,117 was recorded at Onda Beauty Inc. in relation to final reversal of Onda leasehold improvements, and reversal of $37,241 in associated accrued amortization. • The fourth quarter stock compensation of $1,417,550 was recorded as a result of RSU/Options vesting at quarter end within the SG&A expense account. Part 5: Professional Fees and Expenses. For purposes of the MORs, bankruptcy professional fees are considered approved if the applicable monthly fee statement has been served and the objection deadline with regard to such monthly fee statement has expired prior to the end date of the MOR period. The Debtors will pay retained professionals in accordance with the Order (I) Establishing Procedures for Interim Compensation and Reimbursement of Expenses for Retained Professionals and (II) Granting Related Relief [Docket No. 279]. Case 23-11131-TMH Doc 1287-1 Filed 02/27/24 Page 7 of 8

Page 8 of 8 Part 7 Questionnaire. 7a. Were any payments made on prepetition debt? Pursuant to certain orders of the Bankruptcy Court entered in the Debtors’ chapter 11 cases (the “First Day Orders”), the Debtors were authorized (but not directed) to pay, among other things, certain prepetition claims of their employees, taxing authorities, insurers, critical vendors, and certain other prepetition creditors. 7c. Were any payments made to or on behalf of insiders? With respect to insiders, all cash payments were made on account of ordinary course salaries and authorized travel and expense reimbursements. No non-cash transfers were made to insiders during this reporting period. 7d. Are you current on postpetition tax return filings? In the ordinary course of business, the Debtors’ tax filings may extend past the normal deadlines and become late in some instances. When this happens, the Debtors arrange to complete the filings and address any related fines and/or penalties. There are no tax filings that are currently late where the Debtors are not also in dialog with the related taxing authority to become compliant. 7g. Was there any postpetition borrowing, other than trade credit? All postpetition borrowings since the inception of the case, other than trade credit, are borrowings made under the DIP Facility and pursuant to the applicable interim orders. Case 23-11131-TMH Doc 1287-1 Filed 02/27/24 Page 8 of 8

In re: Amyris, Inc et al. Case Number: 23-11131 (TMH) Debtor: Amyris, Inc. Reporting Period: 12/1/2023 - 12/31/2023 MOR-1: 12/1/2023 - 12/31/2023 Schedule of Cash Receipts and Disbursements Amyris, Inc. Amyris Fuels, LLC Aprinnova, LLC Amyris Clean Beauty, Inc. Onda Beauty Inc. Clean Beauty Collaborative, Inc. Clean Beauty 4U LLC Upland 1 LLC Clean Beauty 4U Holdings, LLC Amyris-Olika, LLC AB Technologies Total $ in actuals 23-11131 23-11136 23-11137 23-11134 23-11138 23-11224 23-11225 23-11139 23-11226 23-11133 23-11132 Receipts Third Party 3,914,002 - 30,294 9,349,700 - 711,374 26,823 - - - - 14,032,193 DIP Financing 15,000,000 - - - - - - - - - - 15,000,000 Intercompany 10,009,393 - 400,000 - - 21,528 400,000 - - - - 10,830,921 Total Receipts 28,923,395 - 430,294 9,349,700 - 732,902 426,823 - - - - 39,863,114 Disbursements Third Party 17,101,652 - 905,871 5,913,019 - 450,219 435,229 - - - - 24,805,991 Intercompany (including transfers to non-debtor entities) 12,250,245 - - 10,000,000 - - - - - - - 22,250,245 Total Disbursements 29,351,898 - 905,871 15,913,019 - 450,219 435,229 - - - - 47,056,236 Net Cash Flow (428,503) - (475,577) (6,563,320) - 282,683 (8,405) - - - - (7,193,122) Cash Balance at Beginning of Month 17,551,405 859,730 9,798,245 723 886,466 321,295 29,417,864 Net Cash Flow (428,503) - (475,577) (6,563,320) - 282,683 (8,405) (7,193,122) Cash Balance at End of Month 17,122,902 - 384,153 3,234,925 723 1,169,149 312,890 - - - - 22,224,742 Case 23-11131-TMH Doc 1287-2 Filed 02/27/24 Page 1 of 9

In re: Amyris, Inc et al. Case Number: 23-11131 (TMH) Reporting Period: 12/1/2023 - 12/31/2023 Amyris, Inc. Amyris Fuels, LLC Aprinnova, LLC Amyris Clean Beauty, Inc. Onda Beauty Inc. Clean Beauty Collaborative, Inc. Clean Beauty 4U LLC Upland 1 LLC Clean Beauty 4U Holdings, LLC Amyris-Olika, LLC AB Technologies $ in actuals 23-11131 23-11136 23-11137 23-11134 23-11138 23-11224 23-11225 23-11139 23-11226 23-11133 23-11132 Cash and cash equivalents 17,015,238 - 383,688 2,913,895 - 1,119,148 84,328 - - - - Restricted cash 68,711 - - - - - - - - - - Short-term investments - - - - - - - - - - - Accounts receivable, net 9,863,112 - 21,200,835 1,591,875 - 1,716,490 362,590 - - - - Contract assets (48) - (50,447) 2,572,463 - 128,933 11,423 - - - - Inventories 16,385,987 - 6,310,425 22,497,419 - 14,705,629 2,145,233 - - - - Deferred cost of revenue - - - - - - - - - - - Prepaid expenses and other current asset 96,892,486 - 5,406,664 31,264,692 - 187,829 74,790 - - - - Total current assets 140,225,486 - 33,251,165 60,840,344 - 17,858,029 2,678,364 - - - - Property, plant and equipment, net 22,384,401 - 2,884,553 71,412 - 79,472 - - - - - Restricted cash, non-current 6,296,609 - - - - - - - - - - Intercompany 538,403,901 439,912 180,656,642 (431,853,813) (1,003,738) (38,940,872) (9,289,387) - - - - Equity and loans in affiliates 66,492,389 - - - - - - - - - - Other assets, non-current 8,597,658 - - 257,725 - - - - - - - Investment in Subsidiaries 200,010 - - 655,000 - - - - - - - Goodwill, Intangible assets,net - - 22,026,054 - - - - - - - - Total assets 782,600,454 439,912 238,818,414 (370,029,332) (1,003,738) (21,003,371) (6,611,023) - - - - Trade AP (2,933,689) - (152,775) (6,126,728) - (75,944) (632,212) - - - - Accrued AP (1,945,720) - (157,918) (4,177,540) - 315,847 (104,321) - - - - Other AP 250,046 - - - - - - - - - - Accounts payable (4,629,364) - (310,693) (10,304,268) - 239,903 (736,533) - - - - Accrued and other current liabilities (67,523,016) - (224,506) (955,395) (6,462,745) 51,366 (80) - - - - Capital lease obligation current portion (1,522,245) - (111,144) - - - - - - - - Contract liability, current portion (265,488) - (12,896,177) (173,325) - - - - - - - Debt, current portion (14,503,817) - - (359,289) - - - - - - - Pre-petition priority debt (taxes) (83,846) - (12,016) (74,983) - (66,745) (17,804) - - - - Pre-petition unsecured debt, current portion (54,779,601) - (1,528,065) (39,672,009) (291,028) (6,483,161) (1,938,602) - - - - Pre-petition secured debt, current principal (259,409,408) - - - - - - - - - - Related party debt discount, current 11,386,035 - - - - - - - - - - Post-petition secured debt, DIP Financing (165,000,000) - - - - - - - - - Total current liabilities (556,330,749) - (15,082,602) (51,539,269) (6,753,773) (6,258,638) (2,693,019) - - - - Deferred revenue long-term - - - - - - - - - - - Capital lease obligation, net of current (57,358,501) - (246,356) - - - - - - - - Pre-petition unsecured debt, non-current (690,000,000) - - - - - - - - - - Long-term debt, net of current 2,402,797 - - - - - - - - - - Pre-petition secured debt, non-current principal (81,596,906) - - - - - - - - - - Pre-petition secured debt, non-current Interest (33,869,760) - - - - Related party debt discount, non-current 113,522 - - - - - - - - - - Derivative liabilities, net of current (4,139,690) - - - - - - - - - - Deferred rent, net of current - - - - - - - - - - - Other liabilities, non current (4,000,000) - - - - - - - - - - Total liabilities 1 (1,424,779,289) - (15,328,957) (51,539,269) (6,753,773) (6,258,638) (2,693,019) - - - - Common stock 81,412,359 (12,200,001) - (10) - (51,900,920) - - - - - Additional paid-in capital, common stock (2,326,903,332) - (20,402,629) (200,000) - - - - - - - Accumulated other comprehensive income 35,275,530 - - (238) - - - - - - - Previous year retained earnings 2,458,215,868 11,760,089 (30,867,216) 289,591,441 (59,919) 57,513,710 2,388,988 - - - - Current year earnings 389,491,523 - (172,219,612) 132,177,408 7,817,430 21,649,218 6,915,055 Non controlling interest 4,686,887 - - - - - - - - - - Total stockholders' deficit 642,178,835 (439,912) (223,489,456) 421,568,602 7,757,511 27,262,009 9,304,042 - - - - Total liab., min. interest, conv. pref. (782,600,454) (439,912) (238,818,414) 370,029,332 1,003,738 21,003,371 6,611,023 - - - - 1 The December balance sheet does not reflect $1.7m in debtor-in-possession post-petition interest expense. These amounts will be recorded as an adjustment in January 2024, and be reflected in the January 2024 Monthly Operating Report. Attachment 2: Balance Sheet Case 23-11131-TMH Doc 1287-2 Filed 02/27/24 Page 2 of 9

In re: Amyris, Inc et al. Case Number: 23-11131 (TMH) Reporting Period: 12/1/2023 - 12/31/2023 Attachment 3: Statement of Operations Amyris, Inc. 1 Amyris Fuels, LLC Aprinnova, LLC Amyris Clean Beauty, Inc. 2 Onda Beauty Inc. Clean Beauty Collaborative, Inc. Clean Beauty 4U LLC Upland 1 LLC Clean Beauty 4U Holdings, LLC Amyris-Olika, LLC AB Technologies $ in actuals 23-11131 23-11136 23-11137 23-11134 23-11138 23-11224 23-11225 23-11139 23-11226 23-11133 23-11132 Total revenue 3,421,907 - 3,686,305 8,724,092 - 762,417 164,945 - - - - Cost of products sold 3,627,402 - 6,568,554 5,756,925 - 498,312 120,212 - - - - Cost of services - - - - - - - - - - - Cost of products/services sold - Other (13,801) - 943,892 1,834,513 - (119,033) 124,528 Cost of products sold 3,613,601 - 7,512,445 7,591,438 - 379,279 244,740 - - - - Research and development 6,826,978 - - - - - - - - - - Sales, general and administrative 20,966,699 - 262,279 5,192,836 (37,076) 2,002,383 820,516 - - - - Total operating expenses 27,793,677 - 262,279 5,192,836 (37,076) 2,002,383 820,516 - - - - Total costs and expenses 31,407,278 - 7,774,725 12,784,274 (37,076) 2,381,662 1,065,256 - - - - Loss from operations (27,985,371) - (4,088,419) (4,060,183) 37,076 (1,619,245) (900,311) - - - - Interest income (270,856) - - - - - - - - - - Interest expense 3 2,952,588 - 72,561 15,998 - 15,998 - - - - - Other (income) expense, net 72,732 - - (118,270) - 13,225 - - - - - Restructuring expenses 36,238,119 - - 20,110,168 993,117 49,995 30,394 - - - - Change in FV of derivatives - - - - - - - - - - - Other (income) expense 38,992,583 - 72,561 20,007,896 993,117 79,219 30,394 - - - - Loss before inc taxes & min interest (66,977,954) - (4,160,981) (24,068,079) (956,041) (1,698,464) (930,704) - - - - Income taxes - - - - - - - - - - - Minority Interest 184,854 - - - - - - - - - - Net gain/(loss) (67,162,808) - (4,160,981) (24,068,079) (956,041) (1,698,464) (930,704) - - - - 1 Significant driver of "Sales, general and administrative" expense related to accrual for the Lavaan settlement in the amount of $15.2m 2 Significant driver of "Other (income) expense relates to the loss recognized on the sale of Biossance and MenoLabs assets. 3 The December income statement does not reflect $1.7m in debtor-in-possession post-petition interest expense. These amounts will be recorded as an adjustment in January 2024, and be reflected in the January 2024 Monthly Operating Report. Case 23-11131-TMH Doc 1287-2 Filed 02/27/24 Page 3 of 9

In re: Amyris, Inc. et al. Case Number: 23-11131 (TMH) Reporting Period: 12/1/2023 - 12/31/2023 /s/ Han Kieftenbeld 2/27/2024 Signature of Authorized Individual Date Han Kieftenbeld Interim Chief Executive Officer and Chief Financial Officer Printed Name of Authorized Individual Title of Authorized Individual Attachment 4a: Attestation re Bank Reconciliations The Debtors hereby submit this declaration regarding bank account reconciliations in lieu of providing copies of bank statements and copies of all account reconciliations. The Debtors have, on a timely basis, performed all bank account reconciliation in the ordinary course of its business. Copies of bank account statements and reconciliations are available for inspection upon request by the United States Trustee’s Office. I declare under penalty of perjury under the laws of the United States of America that the foregoing is true and correct. Case 23-11131-TMH Doc 1287-2 Filed 02/27/24 Page 4 of 9

In re: Amyris, Inc. et al. Case Number: 23-11131 (TMH) Reporting Period: 12/1/2023 - 12/31/2023 Debtor/Legal Entity Case No. Name of Institution Type of Account Last 4 Digits of Account No Bank Statement Reference Amyris, Inc. 23-11131 JP Morgan Chase Bank, N.A. Payroll Account 2799 JPM-Bank-Statement-2799 Amyris, Inc. 23-11131 JP Morgan Chase Bank, N.A. MMDA 8876 JPM-Bank-Statement-8876 Amyris, Inc. 23-11131 JP Morgan Chase Bank, N.A. Concentration Account 2591 JPM-Bank-Statement-2591 Amyris, Inc. 23-11131 JP Morgan Chase Bank, N.A. Disbursement Account 2898 JPM-Bank-Statement-2898 Amyris, Inc. 23-11131 JP Morgan Chase Bank, N.A. Revenue Account 2708 JPM-Bank-Statement-2708 Amyris, Inc. 23-11131 Bank of the West BOTW Amyris - Flexible Spending 7193 BOTW Bank Statements Amyris, Inc. 23-11131 Bank of the West BOTW Amyris - Accounts Receivable 3583 BOTW Bank Statements Clean Beauty Collaborative, 23-11224 JP Morgan Chase Bank, N.A. Operations Account for Clean Beauty Collaborative, Inc. 3987 JPM-Bank-Statement-3987 Clean Beauty 4U LLC 23-11225 JP Morgan Chase Bank, N.A. Operations Account for Clean Beauty 4U LLC 9050 JPM-Bank-Statement-9050 Aprinnova, LLC 23-11137 JP Morgan Chase Bank, N.A. Aprinnova LLC 5193 JPM-Bank-Statement-5193 Aprinnova, LLC 23-11137 US Bank Operations Account for Aprinnova, LLC 2314 US Bank Statements Aprinnova, LLC 23-11137 US Bank Operations Account for Aprinnova, LLC 0628 - Amyris-Olika, LLC 23-11133 JP Morgan Chase Bank, N.A. Operations Account for Amyris-Olika, LLC 8202 JPM-Bank-Statement-8202 Amyris Fuels, LLC 23-11136 JP Morgan Chase Bank, N.A. Zero Balance Account 3615 JPM-Bank-Statement-3615 Amyris Clean Beauty, Inc. 23-11134 JP Morgan Chase Bank, N.A. Amyris Clean Beauty, Inc.- MenoLabs 5255 JPM-Bank-Statement-5255 Amyris Clean Beauty, Inc. 23-11134 JP Morgan Chase Bank, N.A. Amyris Clean Beauty, Inc.- EcoFab 1596 JPM-Bank-Statement-1596 Amyris Clean Beauty, Inc. 23-11134 JP Morgan Chase Bank, N.A. Operations Account for Amyris Clean Beauty, Inc. 3839 JPM-Bank-Statement-3839 Attachment 4b: Schedule of Bank Accounts Case 23-11131-TMH Doc 1287-2 Filed 02/27/24 Page 5 of 9

In re: Amyris, Inc. et al. Case Number: 23-11131 (TMH) Reporting Period: 12/1/2023 - 12/31/2023 Date of sale or transfer December 28, 2023 Description of the assets sold or transferred Biossance Asset Sale Gross sales price $20,000,000 Payments made from the sale proceeds to or by third parties $0 Net sale proceeds received on behalf of the estate* $20,000,000 Attachment 5: Assets Sold or Transferred Reference Docket #1023 for the Notice of Closing of the Sale of Biossance Brand Assets Case 23-11131-TMH Doc 1287-2 Filed 02/27/24 Page 6 of 9

In re: Amyris, Inc. et al. Case Number: 23-11131 (TMH) Reporting Period: 12/1/2023 - 12/31/2023 Date of sale or transfer December 29, 2023 Description of the asset sold or transferred Menolabs Asset Sale Gross sales price $3,000,000 Payments made from the sale proceeds to or by third parties $0 Net sale proceeds received on behalf of the estate* $3,000,000 Attachment 5: Assets Sold or Transferred Reference Docket #1063 for the Notice of Closing of the Sales of MenoLabs Brand Assets Case 23-11131-TMH Doc 1287-2 Filed 02/27/24 Page 7 of 9

In re: Amyris, Inc. et al. Case Number: 23-11131 (TMH) Reporting Period: 12/1/2023 - 12/31/2023 /s/ Han Kieftenbeld 2/27/2024 Signature of Authorized Individual Date Han Kieftenbeld Interim Chief Executive Officer and Chief Financial Officer Printed Name of Authorized Individual Title of Authorized Individual Attachment 6a: Attestation re Insurance Policies The Debtors hereby submit this declaration regarding Insurance Policies. The Debtors’ Insurance Policies are paid current and in good standing. Attached hereto as Attachment 6b is a list of the Debtors’ Insurance Policies with partially redacted policy numbers. I declare under penalty of perjury under the laws of the United States of America that the foregoing is true and correct. Case 23-11131-TMH Doc 1287-2 Filed 02/27/24 Page 8 of 9

In re: Amyris, Inc. et al. Case Number: 23-11131 (TMH) Reporting Period: 12/1/2023 - 12/31/2023 Type of Coverage Insurer Debtor Policy Number (last four) Period Employment Practices Liability Travelers Amyris Inc. 3548 9/17/22-12/31/23 Fiduciary Liability Travelers Amyris Inc. 3548 9/17/22-12/31/23 Crime Travelers Amyris Inc. 3548 9/17/22-12/31/23 Kidnap, Ransom & Extortion Hiscox Amyris Inc. 81.21 9/17/21-9/17/24 D&O Primary (Side A/B/C) AIG Amyris Inc. 41-08 9/17/22-12/31/23 D&O 1st Excess (Side A/B/C) Platinum Amyris Inc. 5001 9/17/22-12/31/23 D&O 2nd Excess (Side A/B/C) Husdon Amyris Inc. 8860 9/17/22-12/31/23 D&O 3rd Excess (Side A/B/C) Old Republic Amyris Inc. 2616 9/17/22-12/31/23 D&O 4th Excess (Side A/B/C) BHSI/Applied Amyris Inc. 98_02 9/17/22-12/31/23 D&O Lead Side A Excess/DIC BHSI Amyris Inc. 89-01 9/17/22-12/31/23 D&O 1st Excess Side A DIC AIG Amyris Inc. 01-72 9/17/22-12/31/23 D&O 2nd Excess Side A DIC AWAC Amyris Inc. 0677 9/17/22-12/31/23 D&O 3rd Excess Side A DIC Old Republic Amyris Inc. 2617 9/17/22-12/31/23 Package – Liability Excl. Products, Intl Liab, Intl WC, & Intl Auto Excl. Products, Intl Liability, WC & Auto Federal Ins. Co. Amyris Inc. 3734 9/17/23 - 9/17/24 Package International Casualty (workers comp and auto) Federal Ins. Co. Amyris Inc. 3734 9/17/23 - 9/17/24 Property Excl.Inventory $75M Limit Starr Surplus Lines Ins. Co Amyris Inc. 9888 9/17/23 - 9/17/24 Stockthru Put (Inventory) Under- writers at Lloyd’s London Amyris Inc. 0325 9/17/23 - 9/17/24 Products Liability $10m Federal Ins. Co. Amyris Inc. 9201 9/17/23 - 9/17/24 Automobile Federal Ins. Co. Amyris Inc. 0501 9/17/23 - 9/17/24 Lead $10M Umb (Excl. Products) Federal Ins. Co. Amyris Inc. 9855 9/17/23 - 9/17/24 1st Excess Liability - $5M xs $10M (Chubb Products & Umbrella Excl. Products) Everest Indemnity Ins. Co. Amyris Inc. 3231 9/17/23 - 9/17/24 Workers Compensation Federal Ins. Co. Amyris Inc. 7562 9/17/23 - 9/17/24 International Liability - Brazil GL & EL (Local Policy) Chubb Seguros Brazil S.A. Amyris Inc. 0328 9/17/23 - 9/17/24 Attachment 6b: Insurance Policies Case 23-11131-TMH Doc 1287-2 Filed 02/27/24 Page 9 of 9